UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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JELD-WEN HOLDING, INC.

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Your Vote Counts! JELD-WEN HOLDING, INC. 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET. For shares held in a Plan, vote by April 26, 2021 11:59 PM ET. JELD-WEN HOLDING, INC. 2645 SILVER CRESCENT DRIVE CHARLOTTE, NC 28273, USA D40424-P51718 You invested in JELD-WEN HOLDING, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29, 2021. Get informed before you vote View the Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 29, 2021 8:00 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/JELD2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.                Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect nine Directors: Nominees: 01) Tracey I. Joubert 04) Anthony Munk 07) Bruce M. Taten For 02) Cynthia Marshall 05) David G. Nord 08) Roderick C. Wendt 03) Gary S. Michel 06) Suzanne L. Stefany 09) Steven E. Wynne 2. To approve, by non-binding advisory vote, the compensation of our named executive officers. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40425-P51718